SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Report Under Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Current Report As Of September 16, 2008

Commission File Number 0-10147

DIATECT INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

California	82-0513509
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

875 Industrial Parkway

Heber City, Utah 84032

(Address of principal executive offices)

(435) 654-4370

Registrant’s telephone number including area code

Former Address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Introductory Note: This Form 8-K is filed to disclose the content of a letter to be mailed to the Company’s shareholders on or about September 16, 2008.

Item 8.01	Other Business.

On September 16, 2008, Diatect International Corporation mailed a letter to its shareholders providing a general update. The letter is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Shareholder Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date September 16, 2008.

Diatect International Corporation

By	/s/ F. Patrick Carr
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Shareholder Letter